UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 5, 2018

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36400 (Commission File Number)	82-5237353 (IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 7.01 REGULATION FD DISCLOSURE

On October 5, 2018, Ashford Inc. (the “Company”) filed a registration statement on Form S-3 (the “Registration Statement”) with the Securities & Exchange Commission (the “SEC”). The prospectus included in the Registration Statement relates to common stock, preferred stock, depositary shares, debt securities, warrants, rights and units that we may sell from time to time in one or more offerings up to a total dollar amount of $150,000,000 on terms to be determined at the time of sale. We will provide specific terms of these securities in prospectus supplements to the prospectus. Commencing any offerings is subject to a number of conditions, including the Registration Statement being declared effective by the SEC.  The Company believes that it is both prudent capital management and customary to preserve flexibility to commence such offerings, subject to market conditions, but does not currently have any plans to offer or sell securities under the Registration Statement. The Registration Statement also relates to the offer and sale, from time to time, by selling stockholders named therein of up to 8,120,000 shares of Series B Preferred Stock and up to 1,450,000 shares of common stock issuable upon conversion of the Series B Preferred Stock. The registration of these shares is being made in compliance with the registration rights granted to the sellers of the Project Management Business in connection with the issuance of the Series B Preferred Stock representing the consideration for such sale to the Company in August 2018.  The registration of these shares does not necessarily mean that any of the shares will be offered or sold by the selling stockholders.

The securities included in the Registration Statement may not be sold nor may offers to buy be accepted prior to the time the Registration Statement is declared effective by the SEC. Any offering of the securities covered by the shelf registration statement will be made solely by means of a prospectus and an accompanying prospectus supplement relating to that offering. A copy of the prospectus included in the registration statement may be obtained on the SEC’s website at www.sec.gov.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer for sale, or solicitation of an offer to buy, any of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The information in Item 7.01 of this report is being furnished pursuant to General Instruction B.2 of Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor is it subject to the liabilities of that section or deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2018

ASHFORD INC.

By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel and Secretary